                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K




      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): March 31, 1999


                         Commission File Number 1-9627



                        ZENITH NATIONAL INSURANCE CORP.
           [Exact name of registrant as specified in its charter]


             Delaware                                          95-2702776
   [State or other jurisdiction of                          [I.R.S. Employer
    incorporation or organization]                         Identification No.]


  21255 Califa Street, Woodland Hills, California           91367-5021
     [Address of principal executive offices]               [Zip Code]


                               (818) 713-1000
              [Registrant's telephone number, including area code]

                          ZENITH NATIONAL INSURANCE CORP.

ITEM 2: ACQUISITION OR DISPOSITION OF ASSETS

Effective March 31, 1999, Zenith Insurance Company ("Zenith Insurance"), a wholly-owned subsidiary of Zenith National Insurance Corp. ("Zenith"), completed the sale of all of the issued and outstanding capital stock of CalFarm Insurance Company ("CalFarm"), a wholly-owned subsidiary of Zenith Insurance, for $275,639,000 in cash, subject to post-closing adjustments in certain circumstances, to Nationwide Mutual Insurance Company. The estimated gain on the sale, net of tax, is $103,449,000.

Prior to the closing, $63,864,000 of cash was transferred from Zenith Insurance to CalFarm in connection with the cessation of CalFarm's participation in the intercompany reinsurance pooling agreement (the "pooling agreement") to which Zenith Insurance and its wholly-owned property-casualty insurance subsidiaries were parties (the "de-pooling transaction"). Zenith Insurance and its wholly-owned property-casualty affiliates, other than CalFarm, will continue to participate in an intercompany reinsurance pooling agreement.

After accounting for applicable taxes and expenses, the net proceeds from the sale that will be available to Zenith Insurance for investment are approximately $212,000,000, compared to cash and investments of approximately $227,000,000 that will be excluded from Zenith's Consolidated Balance Sheet with the sale of CalFarm.

ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(b)  Unaudited Pro Forma Financial Information

The unaudited pro forma condensed consolidated balance sheet of Zenith at December 31, 1998 estimates the pro forma effect of the sale of CalFarm as if the sale and related transactions had been consummated on that date. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1998 estimates the pro forma effect of the sale as if the sale and related transactions had occurred on January 1, 1998.

The pro forma information is based upon the historical financial statements of Zenith and reflects all material adjustments necessary to reflect the foregoing assumptions.

The pro forma information may not be indicative of the results of operations and financial position of Zenith, as it may be in the future or as it might have been had the transactions been consummated on the respective dates assumed. The pro forma financial information should be read in conjunction with Zenith's historical Consolidated Financial Statements and notes thereto included in Item 8 of Zenith's 1998 Annual Report on Form 10-K.

                         ZENITH NATIONAL INSURANCE CORP.


NOTE ON FORWARD-LOOKING INFORMATION
This report contains statements that constitute "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words "believe", "estimate", "expect", "intend", "anticipate", and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made. Zenith undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those indicated in the forward-looking statements as a result of various factors. Readers are cautioned not to place undue reliance on these forward-looking statements, which are subject to a number of risks and uncertainties that could cause actual results to differ materially from those projected.

(c) Exhibits

10.1 Stock Purchase Agreement, dated as of February 22, 1999, between Zenith Insurance Company and Nationwide Mutual Insurance Company. (Herein incorporated by reference to Exhibit 10.1 to Zenith's Current Report on Form 8-K dated February 22, 1999).

10.2 Amendment No. 1, dated as of March 31, 1999, to Stock Purchase Agreement, dated as of February 22, 1999, between Zenith Insurance Company and Nationwide Mutual Insurance Company.

                        ZENITH NATIONAL INSURANCE CORP.
           CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET (UNAUDITED)
                             AS OF DECEMBER 31, 1998


                                                                          Pro Forma Adjustments
                                                                          ---------------------
(Dollars in thousands, except per share data)         Historical(a)       (b)             (c)          Pro Forma
-----------------------------------------------------------------------------------------------------------------
ASSETS:
Investments:
  Fixed maturities                                     $  770,427      $(145,761)      $               $  624,666
  Equity securities                                        51,609         (1,889)         5,359            55,079
  Short-term investments                                  187,123        (78,169)       275,639           384,593
  Other investments                                        39,522                                          39,522
                                                       ----------      ---------       --------        ----------
    Total Investments                                   1,048,681       (225,819)       280,998         1,103,860
Cash                                                        1,998           (985)                           1,013
Premiums receivable                                       133,631        (41,039)                          92,592
Receivable from reins, state trust funds and
 prepaid reinsurance premiums                             373,045        (19,329)                         353,716
Properties and equipment, less accumulated
 depreciation                                              79,908        (20,541)                          59,367
Federal income taxes                                       25,351         (5,874)       (19,477)                0
Intangible assets                                          25,744         (2,937)                          22,807
Other assets                                              130,368        (21,277)                         109,091
                                                       ----------      ---------       --------        ----------
    TOTAL ASSETS                                       $1,818,726      $(337,801)      $261,521        $1,742,446
                                                       ----------      ---------       --------        ----------
                                                       ----------      ---------       --------        ----------


(a) Historical information is as previously published in Zenith's 1998 Annual Report on Form 10-K.

(b) To record the disposal of the previously consolidated assets of CalFarm, including $63,864,000 transferred to CalFarm immediately prior to the closing in connection with the cessation of CalFarm's participation in the pooling agreement, net of tax.

(c) To record the sale of CalFarm, the receipt of sale proceeds, applicable taxes and expenses, and the gain on the sale of $103,449,000.

(continued)

                         ZENITH NATIONAL INSURANCE CORP.
          CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET (UNAUDITED)
                           AS OF DECEMBER 31, 1998


                                                                          Pro Forma Adjustments
                                                                          ---------------------
(Dollars in thousands, except per share data)         Historical(a)       (b)             (c)          Pro Forma
-----------------------------------------------------------------------------------------------------------------
LIABILITIES:
Policy liabilities and accruals:
  Unpaid losses and loss expenses                      $997,647        $(121,716)      $               $875,931
  Unearned premiums                                     157,965          (95,422)                        62,543
Payable to banks and other notes payable                 19,255                                          19,255
Senior notes payable, less unamortized
 issue costs                                             74,596                                          74,596
Payable to RISCORP                                       52,952                                          52,952
Federal income taxes                                                                     43,328          43,328
Other liabilities                                        96,018          (11,919)         6,000          90,099
                                                     ----------        ---------        -------       ---------
    TOTAL LIABILITIES                                 1,398,433         (229,057)        49,328       1,218,704
                                                     ----------        ---------        -------       ---------
REDEEMABLE SECURITIES:
Company-obligated, mandatorily redeemable
  capital securities of Zenith National Insurance
  Capital Trust I, holding solely 8.55%
  Subordinated Deferrable Interest Debentures
  due 2028, of Zenith National Insurance Corp.,
  less unamortized issue cost and discount               73,341                                          73,341
                                                     ----------        ---------        -------       ---------
STOCKHOLDERS' EQUITY:
Preferred stock, none issued and outstanding
Common stock                                             24,970                                          24,970
Additional paid-in capital                              270,679                                         270,679
Retained earnings                                       188,243                         103,449         291,692
Accumulated other comprehensive income -
  net unrealized appreciation on investments,
  net of deferred tax expense                             9,596                                           9,596
                                                     ----------        ---------        -------       ---------
                                                        493,488                0        103,449         596,937
Less treasury stock                                    (146,536)                                       (146,536)
                                                     ----------        ---------        -------       ---------
    TOTAL STOCKHOLDERS' EQUITY                          346,952                0        103,449         450,401
                                                     ----------        ---------        -------       ---------

  TOTAL LIABILITIES, REDEEMABLE
    SECURITIES AND STOCKHOLDERS'
    EQUITY                                           $1,818,726        $(229,057)      $152,777      $1,742,446
                                                     ----------        ---------       --------      ----------
                                                     ----------        ---------       --------      ----------

(a) Historical information is as previously published in Zenith's 1998 Annual report on Form 10-K.

(b) To record the disposal of the previously consolidated liabilities and equity of CalFarm, including $63,864,000 transferred to CalFarm immediately prior to the closing in connection with the cessation of CalFarm's participation in the pooling agreement, net of tax.

(c) To record the sale of CalFarm, the receipt of sale proceeds, applicable taxes and expenses, and the gain on the sale of $103,449,000.

                         ZENITH NATIONAL INSURANCE CORP.
          CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS (UNAUDITED)
                      FOR THE YEAR ENDED DECEMBER 31, 1998




                                                                         Pro Forma
(Dollars in thousands, except per share data)         Historical(a)   Adjustments (b)(c)   Pro Forma
----------------------------------------------------------------------------------------------------
CONSOLIDATED REVENUES:
Premiums earned                                        $529,855          $(221,814)        $308,041
Net investment income                                    53,593            (11,087)          42,506
Realized gains on investments                            11,602             (1,851)           9,751
Real estate sales                                        37,737                              37,737
Service fee income                                        3,992                               3,992
                                                       --------          ---------         --------
    Total revenues                                      636,779           (234,752)         402,027

EXPENSES:
Loss and loss adjustment expenses incurred              382,890           (148,595)         234,295
Policy acquisition costs                                  96,937            (49,000)         47,937
Other underwriting and operating expenses                85,299            (19,987)          65,312
Policyholders' dividends and participation                  516                                 516
Real estate construction and operating costs             36,374                              36,374
Interest expense                                          5,928                               5,298
                                                       --------          ---------         --------
    Total expenses                                      607,944           (217,582)         390,362

Income before federal income tax expense                 28,835            (17,170)          11,665
Federal income tax expense                                9,735             (5,970)           3,765
                                                       --------          ---------         --------
    NET INCOME                                         $ 19,100           $(11,200)           7,900
                                                       --------          ---------         --------
                                                       --------          ---------         --------

EARNINGS PER SHARE:
Basic                                                  $   1.12                            $   0.46
                                                       --------                            --------
                                                       --------                            --------
Diluted                                                    1.11                                0.46
                                                       --------                            --------
                                                       --------                            --------

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
Basic                                                    17,035                              17,035
                                                       --------                            --------
                                                       --------                            --------
Diluted                                                  17,158                              17,158
                                                       --------                            --------
                                                       --------                            --------


(a) Historical information is as previously published in Zenith's 1998 Annual report on Form 10-K.

(b) To record the disposal of the previously consolidated revenue and expenses of CalFarm. The estimated gain on the sale of CalFarm, net of applicable taxes and expenses, has not been reflected in the pro forma adjustments since such gain on sale would be a non-recurring transaction.

(c) CalFarm's income from underwriting in 1998 was $4,232,000 before tax, or $2,754,000 after tax. Since CalFarm was acquired by Zenith in 1985, CalFarm's cumulative combined ratio was 100% and its cumulative underwriting income was approximately zero. In addition to the loss of any underwriting income provided by CalFarm, Zenith's consolidated net income would be reduced by the investment income on the net reduction of consolidated investments of approximately $15,000,000 caused by the sale of CalFarm. Estimated investment income after tax on such decrease would have been $546,000. Based on a reduction in underwriting income of $2,754,000 after tax and a reduction in investment income of $546,000, pro forma net income for 1998 would be $15,800,000, or $0.92 per share (diluted).

                        ZENITH NATIONAL INSURANCE CORP.

                                  Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       ZENITH NATIONAL INSURANCE CORP.
                                       Registrant


Date: April 15, 1999                   /s/ Fredricka Taubitz
                                       --------------------------------
                                       Fredricka Taubitz
                                       Executive Vice President
                                        & Chief Financial Officer
                                       (Principal Accounting Officer)